SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 and 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 3, 2006

e-Smart Technologies, Inc.

(Exact name of Registrant as specified in Charter)

Nevada

(State or other jurisdiction of incorporation or organization)

(IRS Employer Identification No.) No. 88-0409261

508-526 West 26th Street, Suite 710, New York NY 10001

(Address of principal executive office) (zip Code)

Registrant’s telephone number, including area code: (646)-390-7518

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant’s Certifying Accountant.

On November 14, 2005, the Registrant filed a Current Report on Form 8-K reporting the resignation of Rosenberg Rich Baker Berman & Company as the Registrant’s auditors (the “8-K”). The 8-K was amended on December 5, 2005 and December 20, 2005.

On January 3, 2006, the Registrant and Horowitz & Ullmann, P.C., executed an engagement letter agreement wherein the Registrant formally engaged Horowitz & Ullmann, P.C to audit the Registrant’s financial statements for the fiscal year ended December 31, 2005.

Item 8.01 Other Events.

Effective January 1, 2006, the Registrant moved its New York corporate office from Port Chester to 508-526 West 26th Street, Suite 710, New York, NY 10001, where its temporary telephone number is (646) 390-7518 and its temporary fax number is (646) 390-7418.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

Dated:	New York, New York
January 6, 2006

E-SMART TECHNOLOGIES, INC.

BY:	/s/ Mary Grace, President

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